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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): January 6, 2004

                           UGOMEDIA INTERACTIVE CORP.
             (Exact name of Registrant as specified in its charter)


           Nevada                     000-31160                88-0470239
(State or Other Jurisdiction of    (Commission File Number) (IRS Employer
                 Incorporation)                             Identification No.)

                      300 Center Street, Bay City, MI      48708
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code:(877) 99SCIAX

                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)



ITEM 4. CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

On January 6, 2004, Rogoff & Co. resigned as the Company's independent auditors as part of Rogoff & Co.'s. discontinuation of its SEC audit practice. Rogoff & Co. had served as the Company's independent auditors since June 2003. The Company has retained the services of Goldstein & Morris as its independent auditors. A copy of the engagement letter of Goldstein & Morris is annexed hereto as Exhibit 16.1. The decision to change accountants has been approved by the Company's board of directors.

In connection with Rogoff & Co.'s provision of services from June 2003 through January 6, 2004, there have been no disagreements with Rogoff & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Rogoff & Co., would have caused it to make reference thereto in its report on the Company's financial statements for such periods. In addition, Rogoff & Co. did not advise the Company with regard to any of the following:

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1. That internal controls necessary to develop reliable financial statements did not exist; or

2. That information has come to the attention of Rogoff & Co. which made them unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or

3. That the scope of the audit should be expanded significantly, or information has come to their attention that they had concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, with any such issue not having been resolved to Rogoff & Co.'s satisfaction prior to its resignation.

In connection with Rogoff & Co.'s provision of services from June 2003 and through January 6, 2004, there have been no reportable events of the kind listed in Item 304 of Regulation S-K.

The Company has sent a copy of this Current Report to Rogoff & Co.. Rogoff & Co. have furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether Rogoff & Co. agrees with the statements set forth in Item 4 of this Current Report and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.2 to this Current Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)-(b) Financial Statements of Business Acquired and Pro Forma Financial Information. None.

(c) Exhibits.

16.1 Engagement letter of Goldstein & Morris.

16.2 Letter from Rogoff & Co. addressed to the Securities and Exchange
Commission

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           UGOMEDIA INTERACTIVE CORP.


                          /s/ Nitin Amersey
                          -----------------------------------
                          By: Nitin Amersey
                          Its: Chief Executive Officer

                          Date: January 14, 2004

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                                  EXHIBIT INDEX

16.1 Engagement letter of Goldstein & Morris

16.2 Letter from Rogoff & Co. addressed to the Securities and Exchange
Commission